Exhibit 31.2

CERTIFICATION

I, Wayne Rich, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of Rare Element Resources Ltd.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

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/s/ Wayne Rich
Date: April 27, 2022
Wayne Rich Chief Financial Officer (Principal Financial Officer)

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